UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNUM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT DATED JULY 30, 2020 – SUBJECT TO COMPLETION

UNUM THERAPEUTICS INC.

200 Cambridge Park Drive, Suite 3100

Cambridge, Massachusetts 02140

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held [●], 2020

Notice is hereby given that a special meeting of stockholders, or Special Meeting, of Unum Therapeutics Inc., or the Company, will be held online on [●], 2020 at [●] Eastern Time. You may attend the meeting virtually via the Internet at https://www.virtualshareholdermeeting.com/UMRX2020, where you will be able to vote electronically. You will need the 16-digit control number included with these materials to attend the Special Meeting. The purpose of the Special Meeting is the following:

1.

To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of the Company’s common stock, par value $0.001 per share, or Common Stock, upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share, or Series A Preferred Stock, issued in a merger that closed on July 6, 2020 and a private placement offering that closed on July 9, 2020 (the “Conversion Proposal” or “Proposal No. 1”);

2.

To approve an amendment to our Third Amended and Restated Certificate of Incorporation, or Certificate of Incorporation, to effect a reverse stock split of the Company’s Common Stock at a ratio of between and including 1:[●] and 1:[●] (the “Reverse Stock Split Proposal” or “Proposal No. 2”); and

3.

To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for the Conversion Proposal and/or the Reverse Stock Split Proposal (the “Adjournment Proposal” or “Proposal No. 3”).

Only Unum Therapeutics Inc. stockholders of record at the close of business on [●], 2020, will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.

Your vote is important. Whether or not you are able to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.

By order of the Board of Directors,

Charles Wilson, Ph.D.
President and Chief Executive Officer

Cambridge, Massachusetts

[●], 2020

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	3
CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS	7
PROPOSAL NO. 1: THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE COMPANY’S SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK	8
PROPOSAL NO. 2: THE APPROVAL OF THE AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK	12
PROPOSAL NO. 3: THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT PROXIES	19
PRINCIPAL STOCKHOLDERS	20
WHERE YOU CAN FIND ADDITIONAL INFORMATION	22
HOUSEHOLDING	22
STOCKHOLDER PROPOSALS	23
OTHER MATTERS	23

ANNEX A – PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION	A-1

PRELIMINARY PROXY STATEMENT DATED JULY 30, 2020 – SUBJECT TO COMPLETION

UNUM THERAPEUTICS INC.

200 Cambridge Park Drive, Suite 3100

Cambridge, Massachusetts 02140

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2020

This proxy statement contains information about the Special Meeting of Stockholders, or the Special Meeting, of Unum Therapeutics Inc., which will be held online on [●], 2020 at [●] Eastern Time. You may attend the meeting virtually via the Internet at https://www.virtualshareholdermeeting.com/UMRX2020, where you will be able to vote electronically. The board of directors of Unum Therapeutics Inc., or Board of Directors, is using this proxy statement to solicit proxies for use at the Special Meeting. In this proxy statement, the terms “Unum,” “we,” “us,” and “our” refer to Unum Therapeutics Inc. The mailing address of our principal executive offices is Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

At the Special Meeting:

•

Unum will ask its stockholders to approve, in accordance with Nasdaq Listing Rule 5635, the issuance of the Company’s Common Stock, upon conversion of the Company’s Series A Preferred Stock, issued in a merger that closed on July 6, 2020 and a private placement offering that closed on July 9, 2020. Pursuant to the rules of The Nasdaq Stock Market LLC (referred to as the “Nasdaq rules”), the issuance of Common Stock requires the approval of Unum’s stockholders because it exceeds 20% of the number of shares of Common Stock outstanding prior to the issuance; and

•

Unum will ask its stockholders to approve an amendment to the Certificate of Incorporation to effect a reverse stock split of Common Stock at a ratio of between and including 1:[●] and 1:[●] (referred to as the “Reverse Stock Split”), which approval is also necessary to issue the shares of Common Stock upon conversion of the Company’s Series A Preferred Stock, issued in a merger that closed on July 6, 2020 and a private placement offering that closed on July 9, 2020. Upon the effectiveness of the amendment to the Certificate of Incorporation effecting the Reverse Stock Split, the outstanding shares of Common Stock will be combined into a lesser number of shares to be determined by the Board of Directors prior to the effective time of such amendment and public announcement by Unum.

After careful consideration, the Board of Directors has approved the proposals referred to above, and has determined that they are advisable, fair and in the best interests of Unum’s stockholders. Accordingly, the Board of Directors recommends that stockholders vote “FOR” the issuance of Common Stock upon conversion of the Company’s Series A Preferred Stock, issued in a merger that closed on July 6, 2020 and a private placement offering that closed on July 9, 2020, “FOR” the amendment to the Certificate of Incorporation to effect the reverse stock split at a ratio of between and including 1:[●] and 1:[●], and “FOR” the adjournment or postponement of the Special Meeting if necessary to solicit additional proxies if there are not sufficient votes to approve Proposal No. 1 and/or Proposal No. 2.

Your vote is important. Whether or not you expect to attend the virtual Special Meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Special Meeting. You can also vote your shares via the internet or by telephone as provided in the instructions set forth in the enclosed proxy card. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker.

We thank you for your consideration and continued support.

Yours sincerely,

Charles Wilson, Ph.D.
President and Chief Executive Officer

This proxy statement is dated [●], 2020 and is first being mailed to stockholders on or about [●], 2020.

UNUM THERAPEUTICS INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Except as specifically indicated, the following information and all other information contained in this proxy statement does not give effect to the reverse stock split described in Proposal No. 2.

The following section provides answers to frequently asked questions about the Special Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire proxy statement, including each of the annexes.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about [●], 2020, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e. held for your account by a broker or other nominee), a voting instruction form.

Who is soliciting my vote?

Our Board of Directors is soliciting your vote for the Special Meeting.

When is the record date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on [●], 2020.

How many votes can be cast by all stockholders?

There were [●] shares of our Common Stock, par value $0.001 per share, outstanding on [●], 2020, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting, except that the 6,235,903 shares of Common Stock that were issued in the Merger (as described in the “Proposal No. 1 – General – Merger Agreement” below) are not entitled to vote on Proposal No. 1. Except for the 6,235,903 shares of Common Stock that were issued in the Merger that are not entitled to vote on Proposal No. 1, each outstanding share of our Common Stock is entitled to one vote on each matter considered at the Special Meeting. None of our shares of undesignated preferred stock were outstanding as of [●], 2020.

How do I vote?

By Internet at the Special Meeting.

Instructions on how to attend and vote at the Special Meeting are described at http://www.virtualshareholdermeeting.com/UMRX2020, although Unum encourages you to vote by proxy at your earliest convenience to ensure your shares are represented, in case you later decide not attend the Special Meeting virtually. Stockholders will need their unique 16-digit control number that accompanied the proxy materials. A technical support telephone number will be posted on the log-in page of http://www.virtualshareholdermeeting.com/UMRX2020 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the Special Meeting.

By Proxy

If you will not be attending the virtual Special Meeting, you may vote by proxy. You can vote by proxy via the Internet by visiting the address listed on the proxy card, via telephone by calling the toll-free phone number listed on the proxy card or you can vote by mailing your proxy as described in the proxy materials. In order to be counted, proxies submitted by Internet or by telephone must be received by the cutoff time of [●] p.m. Eastern Time on [●], 2020. Proxies submitted by mail must be received before the start of the Special Meeting.

If you complete and submit your proxy before the Special Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this proxy statement. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the proxy card and entering a new vote by mail that we receive before the start of the Special Meeting or over the Internet or by telephone by the cutoff time of [●] p.m. Eastern Time on [●], 2020, (2) attending and voting at the virtual Special Meeting (although attendance at the Special Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present at the virtual meeting or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and “broker non-votes” are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What proposals will be voted on at the Special Meeting?

There are three proposals scheduled to be voted on at the meeting:

•	Proposal No. 1 – Approval of the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock.

•	Proposal No. 2 – Approval of the reverse stock split of the Common Stock as further described below.

•	Proposal No. 3 – Approval of, if necessary, if a quorum is present, the adjournment or postponement of the Special Meeting, to continue to solicit votes for Proposal No. 1 and/or Proposal No. 2.

What vote is required to approve each item at the Special Meeting?

You may vote “for,” “against” or “abstain” on each of the proposals being placed before our stockholders, except for the 6,235,903 shares of Common Stock that were issued in the Merger that are not entitled to vote on

Proposal No. 1. Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Certificate of Incorporation or bylaws. To approve Proposal No. 1, stockholders holding a majority of votes properly cast at the Special Meeting must vote “FOR” the proposal, however, the 6,235,903 shares of Common Stock that were issued in the Merger are not entitled to vote on this proposal. To approve Proposal No. 2, stockholders holding a majority of the outstanding shares of our Common Stock as of the record date must vote “FOR” the proposal. The affirmative vote of the stockholders holding a majority of the votes properly cast at the Special Meeting is required for approval of Proposal No. 3 for the purpose of soliciting additional proxies to approve Proposals No. 1 and/or 2.

How is the vote counted?

If your shares are registered directly in your name, you are a “stockholder of record” who may vote at the meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting online during the Special Meeting at https://www.virtualshareholdermeeting.com/UMRX2020.

If your shares are held in an account at a bank or at a brokerage firm or other nominee holder, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares and whether they permit Internet or telephone voting. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions.

Note that under New York Stock Exchange, or NYSE, rules, if you hold shares through a bank, broker or other institution and you do not provide your voting instructions to them at least ten days before the Special Meeting, that firm has the discretion to vote your shares on proposals that the NYSE has determined are routine. Such firm will not have the discretion to vote your shares on proposals that the NYSE has determined are non-routine. A “broker non-vote” refers to a share represented at the meeting held by a broker, as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more but not all matters, the broker does not have discretionary voting power to vote such share.

Abstentions and broker non-votes, if any, would have no effect on the vote for Proposals No. 1 and 3, because these proposals are based on a percentage of the votes that are actually cast at the Special Meeting. Abstentions and broker non-votes, if any, would have the same effect as a vote against Proposal No. 2, because this proposal is based on a percentage of the total votes entitled to be cast at the Special Meeting, rather than a percentage of the votes that are actually cast at the Special Meeting.

What is the Reverse Stock Split and why is it necessary?

If Proposal No. 2 is approved, the outstanding shares of Common Stock will be combined into a lesser number of shares to be determined by the Board of Directors and publicly announced by Unum. The Board of Directors believes that a reverse stock split may be desirable for a number of reasons. Unum’s Common Stock is currently listed on the Nasdaq Global Select Market, or Nasdaq. According to the applicable Nasdaq rules, in order for Unum’s Common Stock to continue to be listed on Nasdaq, Unum must satisfy certain requirements established by Nasdaq. The Board of Directors expects that a reverse stock split of Common Stock will increase the market price of Common Stock so that Unum will be able to maintain compliance with the relevant Nasdaq listing requirements for the foreseeable future, although Unum cannot assure that it will be able to do so. The Board of Directors intends to effect a reverse stock split, or Reverse Stock Split, of the shares of Common Stock at a ratio of between and including 1:[●] and 1:[●].

What happens if the Conversion Proposal is approved but the Reverse Stock Split Proposal is not approved?

If the Conversion Proposal is approved but the Reverse Stock Split Proposal is not approved, there will not be a sufficient number of authorized but unissued shares of our Common Stock available for all of the shares of Series A Preferred Stock to convert into shares of our Common Stock.

Who pays the cost for soliciting proxies?

We will bear the cost of soliciting proxies, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to stockholders. You will need to obtain your own internet access if you choose to access the proxy materials and/or vote over the internet. Unum may use the services of its directors, officers and other employees to solicit proxies from Unum’s stockholders without additional compensation. In addition, Unum has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus the reimbursement of customary disbursements, which are not expected to exceed $30,000 in total. Arrangements will also be made with banks, brokers, nominees, custodians and fiduciaries who are record holders of Common Stock for the forwarding of solicitation materials to the beneficial owners of Common Stock. Unum will reimburse these banks, brokers, nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

How can I know the voting results?

We plan to announce the final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should contact The Proxy Advisory Group, LLC, Unum’s proxy solicitor, by telephone at (212) 616-2181.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: uses of proceeds; projected cash runways; future product development plans; stockholder approval of the conversion rights of the Series A Preferred Stock; and any future payouts under the CVR Agreement. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in Unum’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

PROPOSAL NO. 1: THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE COMPANY’S SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK

General

Merger Agreement. As previously announced, on July 6, 2020, we completed our acquisition of Kiq Bio LLC (formerly Kiq LLC), a Delaware limited liability company (“Kiq”), in accordance with the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated July 6, 2020, between the Company, Utah Merger Sub 1 LLC, a Delaware limited liability company and a wholly owned subsidiary of Unum (“First Merger Sub”), Utah Merger Sub 2 LLC, a Delaware limited liability company and wholly owned subsidiary of Unum (“Second Merger Sub”), and Kiq. Pursuant to the Merger Agreement, First Merger Sub merged with and into Kiq, pursuant to which Kiq was the surviving entity and became a wholly owned subsidiary of Unum (the “First Merger”). Immediately following the First Merger, Kiq merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The Board of Directors unanimously approved the Merger Agreement and the related transactions, and the consummation of the Merger was not subject to approval of the Unum stockholders.

Under the terms of the Merger Agreement, at the closing of the Merger on July 6, 2020, Unum issued the securityholders of Kiq 6,235,903 shares of Common Stock and 44,687 shares of Unum Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), which was newly created upon the filing of a Certificate of Designations of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designations”) on July 6, 2020.

Pursuant to the Merger Agreement, Unum agreed to hold the Special Meeting to submit the following matters to its stockholders for their consideration: (i) the Conversion Proposal, (ii) the Reverse Stock Split Proposal, if deemed necessary by Unum, and (iii) the approval of an amendment to the certificate of incorporation of Unum to authorize sufficient shares of Common Stock for the conversion of the Series A Preferred Stock issued pursuant to the Merger Agreement and the Securities Purchase Agreement (as described below) (the “Charter Amendment Proposal”). Unum and Kiq no longer believe it is necessary to submit the Charter Amendment Proposal to Unum’s stockholders for their consideration.

Support Agreements.

In connection with the execution of the Merger Agreement, Unum and Kiq entered into stockholder support agreements (the “Support Agreements”) with Unum’s directors and certain officers and one of Unum’s largest stockholders, which collectively own an aggregate of approximately 23.0% of the outstanding shares of the Common Stock, or 27.9% of the shares of Common Stock entitled to vote on Proposal No. 1. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Conversion Proposal at the Special Meeting. Each of the stockholders that have entered into the Support Agreements are entitled to vote on the Conversion Proposal.

Lock-up Agreements.

Concurrently and in connection with the execution of the Merger Agreement, former Kiq securityholders as of immediately prior to the Merger, and the directors and officers of Unum as of immediately following the Merger, which collectively own an aggregate of approximately 30.7% of Unum outstanding capital stock, entered into lock-up agreements with Unum and Kiq, pursuant to which each stockholder is subject to a 90 day lockup on the sale or transfer of shares of Common Stock held by each such stockholder at the closing of the Merger, including those shares received by Kiq securityholders in the Merger (the “Lock-up Agreements”).

Contingent Value Rights Agreement.

The Merger Agreement contemplates that within 30 days following the closing of the Merger, Unum and the Rights Agent (as defined therein) will execute and deliver a contingent value rights agreement (the “CVR Agreement”), pursuant to which each holder of Common Stock as of immediately prior to the effective time of the Merger (the “Effective Time”) shall be entitled to one contractual contingent value right issued by Unum, subject to and in accordance with the terms and conditions of the CVR Agreement, for each share of Common Stock held by such holder. Each contingent value right shall entitle the holder thereof to receive certain Common Stock and/or cash payments from the net proceeds, if any, related to the disposition of Unum’s legacy cell therapy assets within three years following the closing of the Merger. The contingent value rights are not transferable, except in certain limited circumstances as will be provided in the CVR Agreement, will not be certificated or evidenced by any instrument and will not be registered with the SEC or listed for trading on any exchange.

Private Placement and Securities Purchase Agreement. On July 6, 2020, Unum entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”). Pursuant to the Purchase Agreement, Unum agreed to sell an aggregate of approximately 118,636 shares of Series A Preferred Stock for an aggregate purchase price of $104,400,000 (collectively, the “Financing”). Each share of Series A Preferred Stock is convertible into 1,000 shares of Common Stock, as described below in “Description of the Series A Preferred Stock”. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series A Preferred Stock are set forth in the Certificate of Designations. The closing of the Financing occurred on July 9, 2020 (the “Financing Closing Date”).

Registration Rights Agreement.

On the Financing Closing Date, in connection with the Purchase Agreement, Unum entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, Unum will prepare and file a resale registration statement with the SEC within 90 calendar days following the Financing Closing Date (the “Filing Deadline”). Unum will use its reasonable best efforts to cause this registration statement to be declared effective by the SEC within 30 calendar days of the Filing Deadline (or within 60 calendar days if the SEC reviews the registration statement). Unum also agreed, among other things, to indemnify the Investors, their officers, directors, members, employees and agents, successors and assigns under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to Unum’s obligations under the Registration Rights Agreement.

The Financing is exempt from registration pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors have acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

The Investors; Certain Interests.

The Investors include Venrock Healthcare Capital Partners, BVF Partners L.P., Atlas Venture, Acorn Bioventures, Perceptive Advisors LLC, RTW Investments, OrbiMed, Samsara BioCapital, Logos Capital, Ally Bridge Group and Commodore Capital, as well as additional undisclosed institutional investors. Due to his direct or indirect beneficial ownership of Series A Preferred Stock as a member of AVA IX LLC, an affiliate of Atlas Venture, Bruce Booth, DPhil., who served as a director of the Company from October 2014 until his resignation in connection with the Merger on July 6, 2020, has an interest in the Conversion Proposal. Also, due to their direct or indirect beneficial ownership of Series A Preferred Stock as Managing Member and Director of Research, respectively, of Fairmount Funds Management LLC, Peter Harwin and Chris Cain, who were appointed directors of the Company in connection with the Merger on July 6, 2020, have an interest in the Conversion Proposal.

Description of the Series A Preferred Stock. Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock. Except as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, Unum will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, (b) alter or amend the Certificate of Designations, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, (d) increase the number of authorized shares of Series A Preferred Stock, (e) prior to the stockholder approval of the Conversion Proposal or at any time while at least 40% of the originally issued Series A Preferred Stock remains issued and outstanding, consummate a Fundamental Transaction (as defined in the Certificate of Designations) or (f) enter into any agreement with respect to any of the foregoing. The Series A Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of Unum.

Following stockholder approval of the Conversion Proposal, each share of Series A Preferred Stock is convertible into 1,000 shares of Common Stock at any time at the option of the holder thereof, subject to certain limitations, including that a holder of Series A Preferred Stock is prohibited from converting shares of Series A Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 4.9% and 19.9%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Reasons for Stockholder Approval. Unum’s Common Stock is listed on the Nasdaq Global Select Market, and, as such, Unum is subject to the applicable rules of the Nasdaq Stock Market LLC, or NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to comply with the NASDAQ Listing Rules and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval of this Proposal No. 1. Certain sections of NASDAQ Listing Rule 5635 are generally described below:

•

NASDAQ Listing Rule 5635(a) requires stockholder approval in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of common stock, the common stock of the issuer has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock of the issuer.

•

NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer.

We are seeking stockholder approval of the Conversion Proposal in order to satisfy the requirements of NASDAQ Listing Rule 5635 with respect to the terms of the Series A Preferred Stock and the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock.

Assuming the full conversion of the Series A Preferred Stock (with a conversion ratio of 1000:1), such securities, in the hands of the Investors and the former securityholders of Kiq, would represent approximately 80.8% of the outstanding shares of our Common Stock (based on [●] shares of our Common Stock outstanding as of [●], 2020 plus the approximately 163.3 million additional shares of our Common Stock (before giving effect to the Reverse Stock Split) that would be outstanding as a result of such conversion).

Peter Harwin and Chris Cain, who serve as Managing Member and Director of Research, respectively, of Fairmount Funds Management LLC, serve as directors of the Company. Bruce Booth, who is a member of AVA IX LLC, an affiliate of an Investor, served as a director of the Company at the time the Investor purchased shares of Series A Preferred Stock.

The Merger Agreement requires us to submit this proposal to our stockholders at the Special Meeting. Approval of this Proposal No. 1 will constitute approval pursuant to the NASDAQ Listing Rules.

Dilution. If this Proposal No. 1 and the Reverse Stock Split Proposal are approved, existing Unum stockholders will suffer significant dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock upon the conversion of the shares of Series A Preferred Stock. Upon conversion in full of the shares of Series A Preferred (with a conversion ratio of 1000:1), 163,323,000 additional shares of our Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of our Common Stock described above does not give effect to any other future issuances of our Common Stock or the Reverse Stock Split. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Vote Required; Recommendation of Board of Directors

Stockholder approval of this Proposal No. 1 requires a “FOR” vote from the holders of a majority of votes properly cast at the Special Meeting, however, the 6,235,903 shares of Common Stock that were issued in the Merger are not entitled to vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT UNUM’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK.

PROPOSAL NO. 2: THE APPROVAL OF THE AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK

General

Our Board of Directors has approved an amendment to our certificate of incorporation, which would effect a reverse stock split, or Reverse Stock Split, of all issued and outstanding shares of our Common Stock, at a ratio ranging from 1-for-[●] to 1-for-[●], inclusive. Our Board of Directors has recommended that these proposed amendment be presented to our stockholders for approval. Our stockholders are being asked to approve the proposed amendment pursuant to Proposal No. 2 to effect a Reverse Stock Split of the issued and outstanding shares of Common Stock. Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of Common Stock.

By approving Proposal No. 2, our stockholders will: (a) approve an amendment to our Third Amended and Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares of Common Stock between and including [●] and [●] could be combined into one share of Common Stock; and (b) authorize our Board of Directors to file such amendment.

APPROVAL OF REVERSE STOCK SPLIT OF OUR COMMON STOCK (PROPOSAL NO. 2)

Our Board of Directors has adopted and is recommending that our stockholders approve an amendment to our certificate of incorporation to effect a Reverse Stock Split. The text of the proposed form of Certificate of Amendment to our Third Amended and Restated Certificate of Incorporation, which we refer to as the Certificate of Amendment, is attached hereto as Annex A.

We are proposing that our Board of Directors have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-[●] and 1-for-[●], rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board of Directors the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement.” If Proposal No. 2 is approved, we will file the Certificate of Amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective at [5:01 p.m.], Eastern time, on the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board of Directors and set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

To maintain our listing on The Nasdaq Global Select Market. By potentially increasing our stock price, the Reverse Stock Split would reduce the risk that our Common Stock could be delisted from The Nasdaq Capital Market. To continue our listing on The Nasdaq Global Select Market, we must comply with Nasdaq Marketplace Rules, which requirements include a minimum bid price of $1.00 per share. On December 31, 2019, we were notified by the Nasdaq Listing Qualifications Department that we do not comply with the $1.00 minimum bid price requirement as our Common Stock had traded below the $1.00 minimum bid price for 30 consecutive business days. Prior to the expiration of the compliance period, Unum regained compliance with the minimum bid price requirement and was notified by NASDAQ of such compliance on July 20, 2020 and the matter was closed, however, there is no guarantee that Unum will remain in compliance with the minimum bid price requirement.

The Board of Directors has considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from The Nasdaq Capital Market following a transfer from The Nasdaq Global Select Market under Nasdaq Listing Rule 5810(c)(3)(A)(ii). Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. In addition, the delisting of our Common Stock from the Nasdaq Capital Market would restrict our ability to sell shares of our Common Stock under our purchase agreement with Lincoln Park Capital Fund, LLC dated March 19, 2020.

The Board of Directors believes that the proposed Reverse Stock Split is a potentially effective means for us to maintain compliance with the $1.00 minimum bid requirement and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from The Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

To potentially improve the marketability and liquidity of our Common Stock. Our Board of Directors believes that the increased market price of our Common Stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•

Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•

Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•

Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement

In determining which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal No. 2, our Board of Directors may consider, among other things, various factors, such as:

•	The historical trading price and trading volume of our Common Stock;

•	The then-prevailing trading price and trading volume of our Common Stock tock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

•	Our ability to maintain our listing on The Nasdaq Global Select Market or The Nasdaq Capital Market;

•	Which Reverse Stock Split ratio would result in the least administrative cost to us;

•	Prevailing general market and economic conditions; and

•

Whether and when our Board of Directors desires to have the additional authorized but unissued shares of Common Stock that will result from the implementation of a Reverse Stock Split available to provide the flexibility to use our Common Stock for business and/or financial purposes, as well as to accommodate the shares of our Common Stock to be authorized and reserved for future equity awards.

Effects of Reverse Stock Split

After the effective date of the Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split). The foregoing description of the effects of the Reverse Stock Split does not include the dilution in ownership interests and voting rights to existing stockholders that will occur if the Conversion Proposal is approved (see “Proposal No. 1 – Dilution” above).

The principal effects of a Reverse Stock Split will be that:

•

Depending on the Reverse Stock Split ratio selected by the Board of Directors, each [●] to [●] shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•

The conversion ratio of the Common Stock issuable upon conversion of the Series A Preferred Stock, which is currently 1,000:1, will be adjusted by multiplying the ratio by a fraction, the numerator of which will be the number of shares of Common Stock outstanding as of immediately after the Reverse Stock Split, and the denominator will be the number of shares of Common Stock outstanding as of immediately before the Reverse Stock Split.

•

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split; instead, holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below;

•	The total number of authorized shares of our Common Stock will remain at 150,000,000, resulting in an effective increase in the authorized number of shares of our Common Stock;

•	The total number of authorized shares of our preferred stock will remain at 10,000,000;

•

Based upon the Reverse Stock Split ratio selected by the Board of Directors, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

•	The number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board of Directors.

After the effective date of the Reverse Stock Split, our Common Stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on The Nasdaq Global

Select Market under the symbol “UMRX” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at [5:01 p.m.], Eastern time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board of Directors and set forth in the Certificate of Amendment, which date we refer to in this Proposal No. 2 as the Reverse Split Effective Date. Except as explained below with respect to fractional shares, effective as of [5:01 p.m.], Eastern time, on the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a lesser number of new shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal No. 2.

Cash Payment In Lieu of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the Common Stock on The Nasdaq Global Select Market during regular trading hours for the five consecutive trading days immediately preceding the Reverse Split Effective Date (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

As of [●], 2020, there were [●] stockholders of record of our Common Stock. Upon stockholder approval of this Proposal No. 2, and upon effectiveness of the Certificate of Amendment effecting the Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, less than the number of whole shares of Common Stock that will be combined into one share of Common Stock in the Reverse Stock Split would no longer be stockholders. For example, if a stockholder held five shares of Common Stock immediately prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1-for-[●], then such stockholder would cease to be a stockholder of the Company following the Reverse Stock Split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. Based on our stockholders of record as of [●], 2020, and assuming a Reverse Stock Split ratio of 1-for-[●], we expect that cashing out fractional stockholders would not reduce the number of stockholders of record. In addition, we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Record and Beneficial Stockholders

If this Proposal No. 2 is approved by our stockholders, and upon effectiveness of the Certificate of Amendment effecting the Reverse Stock Split, stockholders of record as of the record date holding all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our Common Stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If this Proposal No. 2 is approved by our stockholders and, upon effectiveness of the Certificate of Amendment effecting the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from the Company or its exchange agent, as soon as practicable after the Reverse Split Effective Date. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-Reverse Stock Split share certificates will be issued. The Post-Reverse Stock Split shares will be issued in book entry form. Post-Reverse Stock Split book entry shares will only be issued to a stockholder once such stockholder has surrendered such stockholder’s outstanding certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our Common Stock would remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the Reverse Stock Split Effective Date, the stated capital on our balance sheet attributable to the Common Stock would be reduced proportionally, based on the actual Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account would be credited with the amount by which the stated capital would be reduced. The net income or loss per share of Common Stock would be increased because there would be fewer shares of Common Stock outstanding. Additionally, as of the Reverse Stock Split Effective Date, Unum will adjust and proportionately decrease the number of shares of Common Stock subject to, and adjust and proportionately increase the exercise price of, all stock options to acquire Common Stock. The Reverse Stock Split would be reflected retroactively in certain of our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed amendment to our Third Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•

The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•	No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•

A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•

A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•	The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•

For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•

Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•

Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•

Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Vote Required; Recommendation of Board of Directors

Stockholder approval of this Proposal No. 2 requires a “FOR” vote from the holders of a majority of the outstanding shares of our Common Stock as of the record date.

THE BOARD OF DIRECTORS RECOMMENDS THAT UNUM’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF A REVERSE STOCK SPLIT AS SET FORTH IN PROPOSAL NO. 2.

PROPOSAL NO. 3: THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT PROXIES

General

If the Company fails to receive a sufficient number of votes to approve Proposals Nos. 1 and/or 2, the Company may propose to adjourn or postpone the Special Meeting. The Company currently does not intend to propose adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal No. 1 and 2.

Vote Required; Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the votes properly cast at the Special Meeting is required for approval of Proposal No. 3 for the purpose of soliciting additional proxies to approve Proposals No. 1 and/or 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT UNUM’S STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS NO. 1 AND/OR 2.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our Common Stock as of July 24, 2020 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our Common Stock.

The column entitled “Shares Beneficially Owned” is based on a total of 37,663,127 shares of our Common Stock outstanding as of July 24, 2020.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Common Stock. Shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days of July 24, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140.

	Shares beneficially owned
Name and address of beneficial owner (1)	Number	Percentage
5% Stockholders:
Entities affiliated with Fairmount Funds Management LLC (2)	6,235,903	16.1%
Dario Campana, M.D., Ph.D.	5,095,114	13.2%
Biotechnology Value Fund, L.P. (3)	4,154,000	9.9%
Atlas Venture Fund IX, L.P. (4)	3,361,535	8.7%
Ridgeback Capital Investments L.P. (5)	2,400,000	6.2%
Venrock Healthcare Capital Partners II, L.P. (6)	1,887,218	5.0%
Named Executive Officers and Directors:
Charles Wilson, Ph.D. (7)	5,460,299	14.1%
Peter Harwin (8)	6,235,903	19.9%
Chris Chain (9)	6,235,903	19.9%
Karen Ferrante, M.D. (10)	202,696	*
Arlene Morris (11)	24,681	*
Matthew Ros (12)	146,391	*
All executive officers and directors as a group (8 persons) (13)	12,656,900	32.7%

*	Represents beneficial ownership of less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140.
(2)

Information herein is based on a Schedule 13D filed by Fairmount Funds Management LLC with the SEC on July 10, 2020. Includes 6,235,903 shares of Common Stock. Excludes 1,246,557.30 shares of Common Stock issuable upon conversion of 1,246.557 shares of Series A Preferred Stock, the conversion of which is subject to a beneficial ownership limitation of 19.99% of the outstanding Common Stock. The shares of Common Stock issued to Kiq are held by (i) Fairmount Healthcare Fund LP and (ii) Fairmount Healthcare

Fund II LP. See “Proposal No. 1 – Merger Agreement – Support Agreements” beginning on page [●] of this proxy statement. Peter Harwin is a Managing Member of and Chris Cain is the Director of Research of Fairmount Funds Management LLC and are Peter Harwin and Chris Cain are members of our Board of Directors. Peter Harwin and Chris Cain disclaim beneficial ownership of the shares held by each of the aforementioned funds except to the extent of their pecuniary interest therein. The principal address of the beneficial owner is 2001 Market Street, Suite 2500, Philadelphia, Pennsylvania 19103.
(3)

Information herein is based on a Schedule 13G filed by Biotechnology Value Fund, L.P. with the SEC on July 16, 2020. Includes 4,154,000 shares of Common Stock underlying certain shares of Series A Preferred Stock. Excludes 7,210,000 shares of Common Stock issuable upon conversion of 7,210 shares of Series A Preferred Stock, the conversion of which is subject to a beneficial ownership limitation of 9.99% of the outstanding Common Stock. The principal address of the beneficial owner is 44 Montgomery Street, 40th Floor, San Francisco, California 94104.

(4)

Information herein is based on a Schedule 13D filed by Atlas Venture Fund IX, L.P. with the SEC on February 4, 2020. The shares are held directly by Atlas Venture Fund IX, L.P. The general partner of Atlas Venture Fund IX, L.P. is Atlas Venture Associates IX, L.P. (“AVA IX LP”). Atlas Venture Associates IX, LLC (“AVA IX LLC”) is the general partner of AVA IX LP. The principal address of Atlas Venture Fund IX, L.P., AVA IX LP, and AVA IX LLC is 46 Wareham Street, Boston, MA 02118.

(5)

Information herein is based on a Schedule 13G filed by Ridgeback Capital Investments L.P. with the SEC on July 16, 2020. Includes 2,400,000 shares of Common Stock underlying certain shares of Series A Preferred Stock. Excludes 3,409,000 shares of Common Stock issuable upon conversion of 3,409 shares of Series A Preferred Stock, the conversion of which is subject to a beneficial ownership limitation of 9.99% of the outstanding Common Stock. The principal address of the beneficial owner is 500 South Pointe Drive, Suite 220, Miami Beach, Florida 33139.

(6)

Information herein is based on a Schedule 13G filed by Venrock Healthcare Capital Partners II, L.P. with the SEC on July 20, 2020. Includes 1,887,218 shares of Common Stock underlying certain shares of Series A Preferred Stock. Excludes 13,636,000 shares of Common Stock issuable upon conversion of 13,636 shares of Series A Preferred Stock, the conversion of which is subject to a beneficial ownership limitation of 9.99% of the outstanding Common Stock. The principal address of the beneficial owner is 7 Bryant Park, 23rd Floor, New York, New York 10018.

(7)	Consists of: (i) 5,261,550 shares of Common Stock held by Dr. Wilson and (ii) 198,749 shares of Common Stock underlying options exercisable within 60 days of July 24, 2020.
(8)	Consists of the shares of Common Stock referenced in Footnote (2). The principal address of the beneficial owner is 2001 Market Street, Suite 2500, Philadelphia, Pennsylvania 19103.
(9)	Consists of the shares of Common Stock referenced in Footnote (2). The principal address of the beneficial owner is 2001 Market Street, Suite 2500, Philadelphia, Pennsylvania 19103.
(10)	Consists of 202,696 shares of Common Stock underlying options exercisable within 60 days of July 24, 2020.
(11)	Consists of 24,681 shares of Common Stock underlying options exercisable within 60 days of July 24, 2020.
(12)	Consists of 146,391 shares of Common Stock underlying options exercisable within 60 days of July 24, 2020.
(13)	See notes 7 through 12 above; also includes Jessica Sachs, M.D., Ph.D. and John Green, who are executive officers but not named executive officers.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Unum files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review Unum electronically filed reports, proxy and information statements on the SEC’s web site at http://www.sec.gov or on Unum’s web site at http://www.unumrx.com. Information included on Unum’s web site is not a part of this proxy statement.

You should rely only on the information contained in this proxy statement or on information to which Unum has referred you. Unum has not authorized anyone else to provide you with any information.

If you have more questions about this proxy statement, the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Unum’s proxy solicitor at:

The Proxy Advisory Group, LLC

18 East 41st Street, Suite 2000

New York, NY 10017-6219

Stockholders Call Toll-Free: (212) 616-2181

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140, Attention: Corporate Secretary, telephone: 617-945-5576. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2021 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than [●], 2021. However, if the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2021 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2021 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than [●], 2021 and no later than [●], 2021. Stockholder proposals and the required notice should be addressed to Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140, Attention: Corporate Secretary.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Special Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

ANNEX A

CERTIFICATE OF AMENDMENT

TO THE THIRD

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

UNUM THERAPEUTICS INC.

Unum Therapeutics Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

(1) The name of the Corporation is Unum Therapeutics Inc.

(2) The Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 3, 2018.

(3) Pursuant to and in accordance with Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment hereby further amends the provisions of the Third Amended and Restated Certificate of Incorporation of the Corporation as follows:

a. The first paragraph of the Capital Stock Section of Article IV is hereby amended and restated to read in its entirety as follows:

The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Sixty Million (160,000,000), of which (i) One Hundred Fifty Million (150,000,000) shares shall be a class designated as Common Stock, par value $0.001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”). At [5:01 p.m.], Eastern Time, on the date of filing of this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware (the “Effective Time”), every [        ]1 issued and outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination. In lieu of any fractional shares to which a stockholder would otherwise be entitled (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), the Corporation shall, upon surrender of such holder’s certificate(s) representing such fractional shares of Common Stock, pay cash in an amount equal to such fractional shares of Common Stock multiplied by the then fair value of the Common Stock as determined by the average last reported sales price of the Common Stock during the ten (10) consecutive trading days ending on the day prior to the Effective Time. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

(4) This Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation was duly proposed and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and the affirmative vote of the holders of a majority of the Corporation’s outstanding stock entitled to vote thereon.

[1]

To be a whole number of shares of Unum’s Common Stock between and including [●] and [●]. If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by Unum’s Board of Directors to be in the best interests of Unum and its stockholders.

A-1

IN WITNESS WHEREOF, this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on this          day of                 , 2020.

UNUM THERAPEUTICS INC.

By:

Name: Charles Wilson, Ph.D.
Title: President and Chief Executive Officer

A-2

UNUM THERAPEUTICS INC. 200 CAMBRIDGE PARK DRIVE SUITE 3100 CAMBRIDGE, MA 02140 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on ["], 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/UMRX2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on ["], 2020. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D21717-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNUM THERAPEUTICS INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of the Company's common stock upon conversion of the Company's Series A Non-Voting Convertible Preferred Stock, issued in a merger that closed on July 6, 2020 and a private placement offering that closed on July 9, 2020. 2. To approve the adoption of an amendment to the Company's Third Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company's common stock.3. To consider and vote upon an adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and/or 2.NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no instructions are specified, this proxy will be voted FOR items 1, 2 and 3. We encourage you to vote your shares in advance. You may attend and vote via the Internet during the Special Meeting. See the proxy statement for detailed instructions on how to attend. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PRELIMINARY PROXY CARD DATED JULY 29, 2020 - SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Meeting and Proxy Statement is available at www.proxyvote.com. D21718-TBD UNUM THERAPEUTICS INC. Virtual Special Meeting of Shareholders ["], 2020 at ["] Eastern Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Charles Wilson and John Green, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common stock of UNUM THERAPEUTICS INC. that the shareholder(s) is/are entitled to vote at the Virtual Special Meeting of Shareholders to be held at ["] Eastern Time on ["], 2020, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side